VOLUMETRIC FUND,  INC.
            87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                  (914) 623-7637 - (800) 541-3863

Dear Shareholder:                  April 11, 2000

      It  is  my  pleasure to invite you to the  2000
Annual Meeting of shareholders at 8:00 p.m. on Wednesday evening, June 7, 2000, at the Comfort Inn in Nanuet, New
York.

     A green proxy is enclosed with the notice of meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to attend the meeting, we would appreciate it if you would sign and date the proxy and return it to us promptly in the enclosed envelope. Since desserts and refreshments will be served at the meeting, please indicate on the proxy if you plan to attend.

     I look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Gabriel Gibs

                                   Gabriel J. Gibs
                                   Chairman and President


                    VOLUMETRIC FUND, INC.
           Notice of Annual Meeting of Shareholders
                       June 7, 2000

      The  Annual Meeting of shareholders of Volumetric Fund,
Inc., a New York Corporation, will be held at the
Comfort Inn, 425 East Route 59, Nanuet, New York, Wednesday, June 7, 2000, at 8:00 p.m., Eastern Standard Time, for the
purpose of:
      1.  To elect eleven (11) directors to hold office until
the  next  annual  meeting of shareholders  and  until  their successors are elected to qualify;
      2.  To consider and act upon the selection of  the firm
of Feuer, Orlando, & Pye, CPA'S, L.L.P., as independent auditors of the Fund;
      3. To transact such other business as may properly come
before the meeting.
      Shareholders  of record at the close  of  business   on
Wednesday, April 10, 2000, will be entitled to receive this notice and to vote at the meeting.

                                  By  Order  of  the  Board  of Directors

                                   /s/ Irene J. Zawitkowski

Pearl River, New York              Irene J. Zawitkowski
April  11,  2000                   Executive Vice President and Secretary

SHAREHOLDERS  WHO  DO  NOT EXPECT TO ATTEND  THE  MEETING  IN
PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY  WHICH  IS SOLICITED BY THE BOARD OF DIRECTORS.  PLEASE
USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

DIRECTIONS
      Take Palisades Interstate Parkway to exit 8W to Rt.  59
West. Make U-turn and proceed eastbound on Route 59 to Comfort Inn. The Inn is located at the southwest corner of Palisades Parkway and Route 59.

      Please  call the Fund or the Comfort Inn at (914)
623-6000, if additional directions are needed.





                    VOLUMETRIC FUND, INC.
         87 Violet Drive, Pearl River, New York 10965

                        PROXY STATEMENT

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2000


      The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held on June 7, 2000, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a shareholder who has signed the proxy does not alone revoke the proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

     At the Annual Meeting shareholders will be asked to:

      1. To elect eleven (11) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

     2. To consider and act upon the selection of Feuer, Orlando & Pye, CPA'S, L.L.P., as independent auditors of the Fund;

     3. To transact such other business as may properly come before the meeting.

      Shareholders of record at the close of business day on Wednesday, April 10, 2000, will be entitled to receive this notice and to vote at the meeting. Each share of stock is entitled to one vote.

      At  the  close of  business day on April 10, 2000,   the
Fund  had outstanding  1,054,356 shares of common stock.  The
Fund had no beneficial owners of Common Stock owning more than 5% of the outstanding shares.

1. ELECTION OF DIRECTORS

      Eleven  directors are to be elected to serve until  the
next   Annual  Meeting  of   Shareholders  and  until   their
respective successors are elected and qualified. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all of the nominees will be voted for the election of directors of named person named on the subsequent page, all of whom except George Curtis, are currently directors. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to expect that any nominee will not be a candidate at the meeting.

     During 1999, directors who are not salaried employees of Volumetric Advisers, Inc., received a fee of $150, which included travel expenses, for each meeting of Board of Directors attended. This fee was paid by Volumetric Advisers.
      Nominated directors as a group beneficially owned 132,654 shares or 12.58% of the outstanding Common Stock on April 10, 2000. This does not include shares beneficially owned by spouses, children or other relatives of directors. However, it does include directors' joint accounts with spouses and custodian or trust accounts for their minors.
      The information on the next page for each nominee concerning occupation for the past 5 years and age has been furnished to the Fund by the individuals named. Each nominee who is deemed an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.


                                                                                       Director  Shares
Director                Occupation                                              Age    Since(1)  Owned


William P. Behrens*(2)  Cheif Executive Officer of Investec Ernst & Co, a       61     1987      427
                        of member New York, American and other stock exchanges.
                        Behrens is also an American Stock Exchange and NASDAQ
                        Official.

Jeffrey J. Castaldo     Executive Director, Capelli Enterprises, a commericial  38     1994      2,107
                        real estate development and management company.

George Curtis           President, CCP Printing, Inc.                           71               2,558

Richard C. Freiedenberg President, 21st Century Group, a marketer of non-food   66     1996     10,000
                        products to the retail trade.

Gabriel J. Gibs*(3)     Founder, Chairman and President of the Fund since 1978. 63     1978     30,441
                        Mr. Gibs is also President of Volumetric Advisers,Inc.,
                        the Fund's investment adviser.

Wayne W. Moshier        Retired in 1994. Formerly President of SST Corporation, 68     1998     43,275
                        a pharmaceutical and fine chemical products company.

Marcel A. Olbrecht      Director of Manufacturing, Specialty Chemicals
                        Division. Allied Signal Corp. Prior to 1998, Vice
                        President, Lonza, Inc., an international chemical       54     1998      10,715
                        manufacturer.

Stephen J. Samitt       Partner, Briggs Bunting & Dougherty, LLP a full service 58     1996       3,856
                        public accounting firm.

David L. Seidenberg*(4) Vice President of Davos Chemical Company. Mr Seidenber  53     1983      24,118
                        is also Treasurer of the Fund.

Raymond W. Sheridan*    Owner, Sheridan Associates, Insurance and Real Estate   49     1995       2,132
                        Brokers. Mr. Sheridan is also Vice President of the
                        Fund.

Irene J. Zawitkowski    Executive Vice President, Secretary and Assistant       47     1978       3,025
                        Portfolio Manager of the Fund. Ms. Zawitkowski is also
                        Executive Vice President of Volumetric Advisers, Inc.



  *(1) Prior to 1986 the Fund was a limited partnership. It was supervised, controlled and managed by its general partners.
  *(2) Ernst & Company is a principal broker of the Fund for its securities transactions. Ernst and the Fund's adviser have an
agreement regarding the    distribution of the Fund's shares.
Ernst & Co. owns 4,104 of the Fund's shares.
  *(3) Not included are 5,384 shares owned by Volumetric Advisers, Inc., the Fund's management company, whose principal shareholder is Mr. Gibs.
  *(4) Mr. Seidenberg is also the Trustee of Davos Chemical Retirement Trust, which owns 31,299 shares of the Fund's
Common Stock.


             2. INDEPENDENT PUBLIC ACCOUNTANTS

    The accounting firm of Feuer, Orlando & Pye, CPAs, L.L.P., 220 Fifth Avenue, New York, NY 10001 has been appointed by the Board of Directors to be the independent accountants for the preparation of the Fund's audited financial statements for the Fund for calendar year 2000, subject to ratification by the Shareholders. Feuer & Orlando and its predecessor firm of Edward S. Feuer, PC, has served as the Fund's independent accountant since October 15, 1987, and coordinated the audit of the Fund's books and records for the year ended December 31, 1999.

      It is anticipated that Mr. Feuer or Mr. Orlando will be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

                       3. OTHER MATTERS

      The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 1999, which has been mailed to all shareholders.

     The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be born by the Investment Adviser.

      The Board of Directors knows of no other matter to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.



THE  FOLLOWING  CHARTED INFORMATION WAS PRESENTED AS A
BAR GRAPH  IN THE ANNUAL  REPORT  SHOWING THE FOLLOWING

              GROWTH OF VOLUMETRIC FUND

     Average Annual Return Since Inception : 14.0%

COMPARISION OF CHANGE IN THE VALUE  OF  A $10,000 INVESTMENT
IN  VOLUMETRIC FUND VERSUS THE NEW YORK STOCK EXCHANGE
COMPOSITE INDEX*. (Years Ending 12/31)


YEAR      VOLUMETRIC      NYSE INDEX
1978       $ 10,000       $ 10,000
1979       $ 11,630       $ 11,550
1980       $ 15,991       $ 14,456
1981       $ 18,712       $ 13,198
1982       $ 21,876       $ 15,046
1983       $ 26,321       $ 17,664
1984       $ 27,696       $ 17,894
1985       $ 36,524       $ 22,564
1986       $ 39,225       $ 25,723
1987       $ 38,637       $ 25,646
1988       $ 46,349       $ 28,954
1989       $ 53,743       $ 33,587
1990       $ 50,963       $ 31,068
1991       $ 68,902       $ 38,524
1992       $ 76,331       $ 40,334
1993       $ 77,839       $ 43,521
1994       $ 76,104       $ 42,128
1995       $ 89,336       $ 55,314
1996       $103,189       $ 71,160
1997       $121,987       $ 92,728
1998       $134,914       $108,074
1999       $141,866       $117,909



*All distributions and dividends were reinvested. Past performance is not predictive of future performance.